SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           ( )  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       ENVIRONMENTAL ELEMENTS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

EEC... A breath of fresh air.



                         NOTICE OF 1998 ANNUAL MEETING

                              AND PROXY STATEMENT

                                      FOR

                       ENVIRONMENTAL ELEMENTS CORPORATION






                       IMPORTANT:

PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND PROMPTLY
RETURN IT IN THE ENCLOSED ENVELOPE.

ENVIRONMENTAL
ELEMENTS
C O R P O R A T I O N

                                                 June 24, 1998

   TO OUR STOCKHOLDERS:

   You are cordially invited to attend this year's Annual Meeting of Stockholders, to be held Friday, July 31, 1998 at 9:00 a.m., at the Environmental Elements Corporation headquarters in Baltimore, Maryland. Holders of Common Stock will elect one director for a three-year term, vote on a proposal to adopt a Stock Option Plan and authorize the issuance of shares under the Plan, and vote on the selection of auditors.

   In order to ensure maximum stockholder representation, I URGE EACH OF YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO SIGN YOUR PROXY, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                 Sincerely yours,




                                                 E. H. Verdery
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                       ENVIRONMENTAL ELEMENTS CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, JULY 31, 1998

   To the Stockholders of Environmental Elements Corporation:

   Notice is hereby given that the 1998 Annual Meeting of Stockholders of Environmental Elements Corporation, a Delaware corporation (the "Company"), will be held at 9:00 a.m. (Eastern Daylight Time) on Friday, July 31, 1998 at the offices of the Company, 3700 Koppers Street, Baltimore, Maryland 21227, for the following purposes:

         1. To elect one director for a three-year term and until his successor is duly elected and qualified.

         2. To vote upon a proposal to adopt the Environmental Elements Corporation 1998 Stock Option Plan, and to reserve shares for issuance under the Plan.

         3. To vote upon a proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company's 1999 fiscal year.

         4. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on June 5, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

   To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

   If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting appropriate authorization from the broker, bank, or other nominee authorizing you as beneficial owner to vote the shares directly.

                                           By Order of the Board of Directors



                                           John C. Nichols
                                           Secretary

Baltimore, Maryland
June 24, 1998

                              ENVIRONMENTAL
                              ELEMENTS
                              C O R P O R A T I O N


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

   The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Environmental Elements Corporation (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted in accordance with the instructions at the Annual Meeting of Stockholders to be held on Friday, July 31, 1998 at 9:00 a.m., at the principal offices of the Company, 3700 Koppers Street, Baltimore, Maryland, 21227, for the purposes set forth in the accompanying Notice of Meeting.

   This proxy statement and the enclosed form of proxy will be mailed to stockholders on or about June 24, 1998.

                       VOTING AND SOLICITATION OF PROXIES

   Only holders of record of the Company's Common Stock at the close of business on June 5, 1998 will be entitled to notice of and to vote at the meeting. On that date there were issued and outstanding 7,036,332 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the meeting.

   The cost of soliciting proxies will be borne by the Company. In addition to the use of mails, officers, directors and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company also intends to reimburse brokerage firms, banks, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

   The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. The affirmative vote of a plurality of the total votes cast in person or by proxy at the meeting is required for the election of a director. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. Abstentions and broker non-votes will not count as votes for or against a nominee for director. The affirmative vote of a majority of shares entitled to vote and represented in person or by proxy at the meeting is required for approval of the appointment of independent public accountants and the Board of Directors' decision to adopt the Environmental Elements Corporation 1998 Stock Option Plan (the "1998 Stock Option Plan") and reserve shares of Common Stock for issuance under the 1998 Stock Option Plan. Abstentions and broker non-votes have the effect of votes against such appointment and approval. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

   It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking such proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                                     ITEM 1
                              ELECTION OF DIRECTORS

   The membership of the Company's Board of Directors is classified into three classes. Each year the directors in one class are elected to serve for a term of three years. The two directors serving in Class II, Richard E. Hug and Russell
R. Jones, were last elected at the Company's 1995 Annual Meeting and have terms expiring at the 1998 Annual Meeting.

   Mr. Jones, a director since 1983, has chosen to not stand for reelection. The Board of Directors has not, at this time, identified a nominee to fill the vacancy created by Mr. Jones' decision. If and at such time as the Board identifies a prospective director, it will appoint that person as a Class II director for a term expiring at the 2001 Annual Meeting.

   In the absence of instructions to the contrary, the shares represented by properly executed proxies will be voted in favor of the election of Mr. Hug, who is recommended by the Board of Directors and has consented to be named and to serve if reelected. The director elected will hold office until the Annual Meeting in 2001, or until his successor is duly elected and qualified. If the nominee is unable to serve, an event which management does not anticipate, the proxies reserve the right to vote for a substitute nominee.

   Certain information regarding the nominee for election as director at this year's Annual Meeting is set forth below.


                                   Principal Occupation                            Director
     Name                       During the Past Five Years                           Since           Age
Richard E. Hug       Chairman Emeritus since October 1, 1995; Chairman of the        1983            63
                     Board of the Company from 1988 through October 1, 1995;
                     President and Chief Executive Officer of the Company from
                     1983 through, respectively, 1988 and 1990.

                         DIRECTORS CONTINUING IN OFFICE

   Certain information regarding members of the Board of Directors who are not standing for election at this year's Annual Meeting is set forth below.

                                                                                               Class and
                                                                                                Year in
                                   Principal Occupation                            Director    Which Term
     Name                       During the Past Five Years                           Since     Will Expire      Age
E. H. Verdery        Chairman of the Board of Directors since March 10, 1997;       1995        I   2000        52
                     President and Chief Executive Officer of the Company since
                     October 1, 1995; Chief Operating Officer and Executive Vice
                     President of the Company from 1993 through October 1,
                     1995; President of Asea Brown Boveri's (ABB) Power Plant
                     Control Division from 1991 through 1992.

F. Bradford Smith    Chairman of the Board from October 1, 1995 through March       1983       III  1999        55
                     10, 1997; Chief Financial Officer from March 29, 1996 through
                     March 31, 1997 and from 1983 through October, 1990; Chief
                     Executive Officer of the Company from 1990 through October
                     1, 1995; President of the Company from 1988 through 1995.

(LISTING CONTINUED ON NEXT PAGE)

                                                                                               Class and
                                                                                                Year in
                                   Principal Occupation                            Director    Which Term
     Name                       During the Past Five Years                           Since     Will Expire      Age
John C. Nichols      Secretary of the Company since July, 1983; Senior Vice         1983        I   2000        67
                     President of the Company from July, 1983 through June,
                     1996; General Counsel of the Company from 1989
                     through March, 1994; President and Chief Executive
                     Officer of Environmental Elements Service Corporation, a
                     subsidiary of the Company, from December, 1992 through
                     June, 1994.

Barry Koh            Board member since August 1, 1997; Chief Executive             1997        I   2000        59
                     Officer of B. Koh & Associates, Inc., a provider of consul-
                     tation and project management services for environmen-
                     tal restoration and radioactive waste management
                     projects, since August 1991.

James S. Potts       Board member since August 1, 1997; Vice President -            1997       III  1999        53
                     Environment of Potomac Electric Company, a utility, and
                     responsible for environmental planning and compliance
                     with respect to the operation and maintenance of that
                     company's generating stations, since April 1993.

Samuel T. Woodside   Board member since December 12, 1996; President and            1996       III  1999        45
                     Chief Executive Officer of Energy Controls International,
                     an energy controls manufacturer and service provider,
                     since 1997; President and Chief Executive Officer of E.I.L.
                     Instruments, Inc., an instrument distributor and manufac-
                     turer, from 1985 through 1997.


              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

   During the fiscal year ended March 31, 1998, the Board of Directors met eleven times. Each Director attended 75% or more of the combined number of meetings of the Board of Directors and of any committees of the Board on which such Director served.

   The Board of Directors has an Audit Committee, a Compensation Committee and a Strategic Planning Committee. Three meetings of the Audit Committee, two meetings of the Compensation Committee, and two meetings of the Strategic Planning Committee were held during the 1998 fiscal year.

   The Audit Committee consists of Messrs. Jones, Hug, Woodside, Smith and Potts. The Audit Committee is charged with reviewing and examining reports of management and of the Company's independent public accountants; evaluating internal accounting controls, audit results and financial reporting procedures; recommending the engagement and continuation of engagement of the Company's independent public accountants; and meeting with, reviewing and considering recommendations of the independent public accountants.

   The Compensation Committee consists of Messrs. Woodside, Hug, Jones, Smith, and Koh. The Compensation Committee reviews the performance of the principal officers of the Company; annually reviews and recommends to the Board of Directors the level of salaries and other compensation for such officers; periodically reviews the main elements of the Company's incentive compensation and employee benefit programs (including stock option plans) and makes recommendations with respect to the establishment of new plans; and grants to eligible employees and other individuals options to purchase Common Stock of the Company in accordance with the terms of the applicable plan and interprets and administers such plans.

   The Strategic Planning Committee consists of Messrs. Woodside, Hug, Smith, and Verdery. The Strategic Planning Committee is charged with reviewing and providing direction in the setting and monitoring of long-term market positioning, organizational development and other corporate goals.

   The Company does not have a Nominating Committee.

   Directors who are employees of the Company (Mr. Verdery) receive no additional compensation for services as a director. Directors not so employed receive an annual retainer of $12,000, paid in the form of the Common Stock of the Company, and fees of $1,000 for each Board meeting attended and $500 for each committee meeting attended.


                               SECURITY OWNERSHIP

     The following table sets forth information, as of June 5, 1998 as to the beneficial ownership of Common Stock of the Company (including shares which may be acquired within sixty days of June 5, 1998 pursuant to stock options) of each director of the Company, the executive officers appearing in the Summary Compensation Table, all directors and executive officers as a group, and all persons or entities known to the Company to own five percent of the Company's Common Stock.

                                             Shares of Common Stock              Percentage
                                              Beneficially Owned(1)               of Class
         Name of Owner
   F. Bradford Smith                                899,153(2)                      12.8%
   Richard E. Hug                                   844,276                         12.0%
   State of Wisconsin Investment Board              598,200(3)                       8.5%
     P.O. Box 7842
     Madison, Wisconsin  53707

   Dimensional Fund Advisors Inc.                   381,600(4)                       5.4%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, California  90401

   E. H. Verdery                                    150,000(5)                       2.1%

   John C. Nichols                                  140,814                          2.0%

   S. Michael Dunseith                               48,700(6)                         *%

   Russell R. Jones                                  23,480(7)                         *%

   Samuel T. Woodside                                10,980                            *%

   Barry Koh                                          5,333                            *%

   James S. Potts                                     5,333                            *%

   James B. Sinclair                                  5,000(8)                         *%

   All directors and executive officers as a      2,133,069(9)                      30.3%
     group (10 persons)

   (NOTES CONTINUED ON NEXT PAGE)

   (1) Unless otherwise indicated, the address of all directors and executive officers is 3700 Koppers Street, Baltimore, Maryland 21227. Unless otherwise indicated, all shares are held with sole voting and sole investment power. The figures for Messrs. Verdery, Dunseith and Sinclair exclude 3,580, 2,214 and 70 shares, respectively, held for their accounts under the Company's 401(k) Retirement Savings Plan as of March 31, 1998.

   (2) Includes 116,482 shares held by a profit sharing plan of which Mr. Smith is co-trustee and beneficiary and held by a Uniform Gift to Minors Act Trust of which Mr. Smith's spouse is trustee. Includes 115,000 shares, as to which the director has sole voting power, by irrevocable proxy with respect to 30,000 shares and revocable proxy with respect to 85,000 shares and as to which the director disclaims beneficial ownership.

   (3) State of Wisconsin Investment Board has reported on an amended Schedule 13G file on January 20, 1998, that it has sole voting power and sole dispositive power with respect to 598,200 shares.

   (4) Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional") reported on an amended Schedule 13G filed on December 31, 1997, that it is deemed to have beneficial ownership of 381,600 shares of Environmental Elements Corporation stock as of that date, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

   (5) Represents options to purchase 150,000 shares of Common Stock under the Stock Option Plan which are exercisable within 60 days of June 5, 1998.

   (6) Represents options to purchase 48,700 shares of Common Stock under the Stock Option Plan which are exercisable within 60 days of June 5, 1998.

   (7) Includes 11,500 shares of Common Stock held by the estate of Margery C. Jones for which Mr. Jones serves as trustee.

   (8) Represents options to purchase 5,000 shares of Common Stock under the Stock Option Plan which are exercisable within 60 days of June 5, 1998.

   (9) Excludes 5,794 shares represented by vested interests under the Company's 401(k) Retirement Savings Plan. Includes the 231,482 shares described in footnote 2, 150,000 shares described in footnote 5, and 48,700 shares described in footnote 6, and 5,000 shares described in footnote 8.

     * Holdings represent less than 1% of the stock outstanding.

   Pursuant to a restrictive stock agreement between the Company, Messrs. Hug, Smith, Legg Mason, Inc., and Raymond A. Mason, a party who receives an offer to purchase any shares of Common Stock which the party intends to accept must offer such shares to the Company at the same price and on the same terms offered by the prospective buyer. If the Company or an assignee of the Company exercises this right to purchase, it must purchase all, but not less than all, of the shares proposed to be sold. If the Company (or its assignee) does not exercise the purchase right, the stockholder may transfer his or its shares pursuant to the offer. The agreement contains exceptions to the transfer restrictions for gifts to family members or affiliated parties and sales made in accordance with Rule 144 under the Securities Act of 1933.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following table sets forth all compensation paid or allocated for services rendered in all capacities during the fiscal years ended March 31, 1998, 1997, and 1996 to the Company's Chief Executive Officer, and to the executive officers of the Company.

----------------------------------------------------------------------------------------------------------------
                                             Summary Compensation Table
----------------------------------------------------------------------------------------------------------------
                                                                               Long Term
                                     -------------------------------------        Comp.
                                             Annual Compensation                  Awards
----------------------------------------------------------------------------------------------------------------
             Name and                                                             Options           All Other
        Principal Position           Year    Salary(1)    Bonus(2)   Other          (#)          Compensation(3)
----------------------------------------------------------------------------------------------------------------
E. H. Verdery(4)                     1998    $219,558     $30,000      $0              0(7)           $3,286
Chairman of the Board and Chief      1997    $200,000     $10,000      $0         50,000              $2,986
Executive Officer                    1996    $200,362          $0      $0         25,000              $2,918
----------------------------------------------------------------------------------------------------------------
S. Michael Dunseith(5)               1998    $165,000     $35,000      $0         35,000(8)           $3,148
Senior Vice President of             1997    $143,050          $0      $0         25,500              $  476
Operations                           1996    $120,839     $22,500      $0          8,500              $1,354
----------------------------------------------------------------------------------------------------------------
James B. Sinclair(6)
Vice President and Chief Financial   1998    $ 97,308     $15,000      $0         25,000(9)           $  792
Officer
----------------------------------------------------------------------------------------------------------------

   (1) Includes amounts deferred under the Company's Retirement Savings Plan in connection with services rendered during the period.

   (2) Pursuant to the terms of incentive bonus plans put into effect by the Compensation Committee, bonuses of $30,000, $35,000, and $15,000 were paid, respectively, to Messrs. Verdery, Dunseith and Sinclair in fiscal 1998, a bonus of $10,000 was paid to Mr. Verdery in fiscal 1997, and a bonus of $22,500 was paid to Mr. Dunseith in fiscal 1996.

   (3) For Mr. Verdery, consists of matching Company contributions made pursuant to the Company's Retirement Savings Plan of $2,466, $2,250, and $2,270, respectively, in fiscal 1998, 1997 and 1996; and payment of annual life insurance premiums of $820, $736, and $648, respectively, in fiscal 1998, 1997 and 1996. For Mr. Dunseith, consists of matching Company contributions made pursuant to the Company's Retirement Savings Plan of $2,475, $0, and $968, respectively, in fiscal 1998, 1997 and 1996; and payment of annual life insurance premiums of $673, $476, and $386, respectively, in fiscal 1998, 1997 and 1996. For Mr. Sinclair, consists of matching Company contributions made pursuant to the Company's Retirement Savings Plan of $398, and payment of an annual life insurance premium of $394 in fiscal 1998. Retirement Savings Plan and life insurance benefits reflected for Messrs. Verdery, Dunseith and Sinclair are available to all employees on the same terms under the terms of the Retirement Savings Plan and a single employee group life insurance policy.

   (4) Mr. Verdery served as Executive Vice President and Chief Operating Officer from October 1, 1993 through October 1, 1995, at which time he was appointed to the office of President and Chief Executive Officer. On March 10, 1997, he assumed the additional duties of Chairman of the Board of Directors.

   (5) Mr. Dunseith has served the Company in the capacity of Senior Vice President, and been responsible for Operations, since July 31, 1997. Prior to that time, Mr. Dunseith served as Vice President, Power.

   (6) Mr. Sinclair became employed by the Company effective May 19, 1997, in the capacity of Chief Financial Officer. Fiscal 1998 salary reflects salary paid in connection with ten months of services rendered.

   (7) Of the option to purchase 25,000 shares granted to Mr. Verdery in fiscal 1996, 20,000 shares are currently exercisable, and an additional 5,000 shares become exercisable on May 9, 1999. Of the option to purchase 50,000 shares granted to Mr. Verdery in fiscal 1997, 30,000 shares are exercisable within 60 days of June 5, 1998, and an additional 10,000 shares become exercisable on each of August 2, 1999 and 2000.

   (8) Of the option to purchase 8,500 shares granted to Mr. Dunseith in fiscal 1996, 6,800 shares are currently exercisable, and an additional 1,700 shares become exercisable on May 9, 1999. Of the option to purchase 25,500 shares granted to Mr. Dunseith in fiscal 1997, 15,300 shares are exercisable within 60 days of June 5, 1998, and an additional 5,100 shares become exercisable on each of August 2, 1999 and 2000. Of the option to purchase 35,000 shares granted to Mr. Dunseith in fiscal 1998, 7,000 shares are currently exercisable, and an additional 7,000 shares become exercisable on each of September 4, 1998, 1999, 2000 and 2001.

   (9) Of the option to purchase 25,000 shares granted to Mr. Sinclair in fiscal 1998, 5,000 shares are currently exercisable, and an additional 5,000 shares become exercisable on each of September 4, 1998, 1999, 2000 and 2001.

   EMPLOYMENT AND NON-COMPETITION AGREEMENTS

   The Company and Mr. Verdery are parties to an employment agreement with an initial term which expired on March 31, 1998, which term has been renewed through March 31, 1999. Mr. Verdery's agreement provides that in the event of termination or non-renewal of his employment or a change in control, he is entitled to a severance payment equal to his then current annual salary for the unexpired portion, if any, of the current term and one additional year. Under the agreement, Mr. Verdery is bound to a non-competition covenant during the period of such severance payments. Additionally, in the event of a change in control, outstanding options to purchase shares of Common Stock under the Stock Option Plan become exercisable in accordance with the terms of stock option grants made to Mr. Verdery.

   The Company and Mr. Smith are parties to a separation and non-competition agreement effective April 1, 1997. Under that agreement, Mr. Smith covenanted not to compete for a period of one year in consideration of payments of $180,000, which were paid during fiscal 1998.

   RETIREMENT PLAN

   The Company maintains a non-contributory Retirement Plan for Salaried Employees (the "Retirement Plan") which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and covers all salaried employees, including executive officers. The Retirement Plan provides for annual payments upon retirement at the normal retirement age (generally age 65). An employee's retirement payment is equal to the sum determined by adding together for each year of service (i) an amount equal to 1.5% of the participant's earnings for the year, plus (ii) 1% of the participant's earnings for each year of service through December 31, 1988 in excess of the social security wage base,
 .65% of the participant's earnings for each year of service from and after January 1, 1989 in excess of his or her covered compensation. For purposes of calculating benefit amounts, "earnings" is defined as the total amount of remuneration paid or accrued for services rendered during each Plan year (but excluding forms of extraordinary service) and "covered compensation" is defined for any plan year as the average without indexing, of the social security wage base in effect for each calendar year during the prescribed period. Amounts payable are subject to deductions (i) to comply with any limitations imposed by the Code which may be applicable at the time of payment, and (ii) to integrate such amounts with any Social Security benefits to which the employee may be entitled at retirement. Benefits provided under the Retirement Plan are also subject to limitations set forth in Section 415 of the Code. In no event, however, may the retirement payment be less than $17.00 per month multiplied by the number of years (including fractional years) of credited service. The Retirement Plan also provides benefits for employees who are disabled, die, or terminate employment after specified years of credited service.

   Assuming that (1) the maximum compensation limitation for calendar year 1998 set forth in Section 415 of the Code remains the same; (2) the annual compensation for each individual named in the cash compensation table remains the same; (3) the covered compensation remains the same; (4) the current retirement plan formula remains the same; and (5) each individual named in the table continues to work until the normal retirement age of 65, and subject to other limitations set forth in Section 415 and 401 of the Code, the accrued annual benefit under the Retirement Plan would be $54,744 for Mr. Verdery, $72,760 for Mr. Dunseith, and $47,892 for Mr. Sinclair.

                        OPTION GRANTS IN LAST FISCAL YEAR

   THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION AT MARCH 31, 1998 AND FOR THE FISCAL YEAR THEN ENDED WITH RESPECT TO STOCK OPTIONS GRANTED TO AND EXERCISED BY THE INDIVIDUALS NAMED IN THE SUMMARY COMPENSATION TABLE ON PRECEDING PAGE.

------------------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants
                         ----------------------------------------------------------------------
                            Number of                                                               Potential Realizable Value
                            Securities       Percent of Total                                               at Assumed
                            Underlying         Options/SARs        Exercise or       Expiration       Annual Rates of Stock
                           Options/SARs         Granted to          Base Price          Date          Price Appreciation for
       Name              Granted(1,2,3,4)      Employees in        ($/share)(5)                           Option Term(5)
                               (#)              Fiscal Year
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         5% ($)    10% ($)
------------------------------------------------------------------------------------------------------------------------------
E. H. Verdery                  None                  0%                N/A                N/A             N/A        N/A
------------------------------------------------------------------------------------------------------------------------------
S. Michael Dunseith           35,000                25%              $2.1875           9/3/2002         $21,088    $46,638
------------------------------------------------------------------------------------------------------------------------------
James B. Sinclair             25,000                18%              $2.1875           9/3/2002         $15,063    $33,313
------------------------------------------------------------------------------------------------------------------------------

   (1) Options granted have a five-year term, subject to earlier termination in the event of termination of employment.

   (2) Under the terms of the Stock Option Plan, the Compensation Committee retains discretion to modify the terms and conditions of options outstanding, which discretion extends to repricing of options.

   (3) Options are exercisable immediately to the extent of twenty percent of the shares, with additional shares vesting at the rate of twenty percent per year over the four years following the grant.

   (4) The exercise price of the options held by the executive officers is the market value of the Company's stock on the day preceding the date of grant.

   (5) The dollar amounts under these columns use the 5% and 10% rates of appreciation prescribed by the Securities and Exchange Commission. The 5% and 10% rates of appreciation would result in per share prices of $2.79 and $3.52 with respect to the options expiring on September 3, 2002. This presentation is determined based upon assumed rates of appreciation and is not intended to forecast possible future appreciation of the price or value of the Company's stock. The actual value, if any, an executive may realize will depend on the actual appreciation, if any, of the price of the Company's stock following option grant.

--------------------------------------------------------------------------------------------------------------------------
                         Options Exercised in 1998 and 1998 Year-End Option Values
--------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Unexercised           Value of Unexercised
--------------------------------------------------------------------------------------------------------------------------
                                                                       Options/SARs            In-the-Money Options/SARs
                                                                   at 1998 Year-End (#)          at 1998 Year-End(1)($)
--------------------------------------------------------------------------------------------------------------------------
                           Shares Acquired      Value(2)
      Name                 on Exercise (#)    Realized ($)   Exercisable      Unexercisable   Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------------------
E. H. Verdery                   None               0           124,400           75,600         $88,475        $106,900
--------------------------------------------------------------------------------------------------------------------------
S. Michael Dunseith             None               0            39,500           51,500         $66,092        $114,124
--------------------------------------------------------------------------------------------------------------------------
James B. Sinclair               None               0             5,000           20,000         $14,062        $ 56,250
--------------------------------------------------------------------------------------------------------------------------

   (1) No executive officer exercised any options during the year ended March 31, 1998.

   (2) Calculated on the basis of the full market value of the underlying securities at the exercise date or year end, as the case may be, minus the exercise price. The closing price of the Common Stock at year end was $5.00 per share. Options are "in-the-money" if the closing price of the Common Stock exceeds the exercise price of the options.

                               PERFORMANCE GRAPH

   The following graph reflects a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of an initial $100 investment from March 31, 1993 in each of the Company's Common Stock, the Standard & Poor's 500 Composite Stock Price Index (the "Broad Market"), and a peer group selected by the Company (the "Peer Group"). The Peer Group consists of Air & Water Technologies Corporation, ITEQ, Inc. (previously known as Air-Cure Technologies, Inc.), Wahlco Environmental Systems, Inc., and the Company. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Company's stock.

                       ENVIRONMENTAL ELEMENTS CORPORATION
                       CUMULATIVE TOTAL STOCKHOLDER RETURN


           [PERFORMANCE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


--------------------------------------------------------------------
          AS OF    3/93    3/94     3/95     3/96     3/97      3/98
--------------------------------------------------------------------
EEC               100.0    47.3     47.3     29.1     30.9      72.7
--------------------------------------------------------------------
Peer Group        100.0    84.3     51.3     55.2     51.7      38.0
--------------------------------------------------------------------
Broad Market      100.0   101.0    113.4    146.2    175.3     248.2
--------------------------------------------------------------------

   THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, TOGETHER WITH THE PERFORMANCE GRAPH ON THE PRECEDING PAGE, SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY PRIOR OR SUBSEQUENT FILINGS BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   COMPENSATION PRINCIPLES FOR EXECUTIVE OFFICERS

   The Compensation Committee provides oversight of policies under which the Company's Chief Executive Officer and other executive officers are compensated.

   The philosophy of the Company is to have a total compensation structure which compares favorably to the average compensation provided by the Company's principal competition and which reflects the specific objectives of the Company. Variable rather than fixed compensation opportunities are emphasized, and performance achievements that contribute to growth in the value of shareholder stock will be rewarded by bonuses such as will bring total compensation to the highest levels paid by competition.

   In setting executive officer base salaries and target bonuses for fiscal 1998, the Committee considered the recommendations of management, compensation paid to professional peers within the Company's competitors, the Committee's own subjective evaluations of the executive officers, and information compiled by the Company regarding prevailing salaries for executives offered by such competition. Guided by this information, compensation ranges were established and individual executive compensation within these ranges was determined based upon the individual's responsibilities and performance.

   The Company's compensation program for executive officers is comprised of the following key compensation elements:

   1. Annual base salaries for executive officers are positioned conservatively compared to appropriate companies in the air pollution control industry, taking into account such factors as size and geographic location and, with respect to each officer, the individual officer's experience and performance. All employees, including executive officers, are part of the Company's comprehensive structured job rating system. The rate ranges for this system are reviewed annually and revisions, if any, are determined by reference to the appropriate industry-related salary surveys and independent consultants' advice.

   2. Quarterly bonus incentives for each executive are targeted to produce incentive compensation more attractive than industry norms to reward achievement of the Company's quarterly profit plan. Individual award levels reflect the contribution of each executive toward the achievement of these goals. Reward of executives for past performance through such bonus program appropriately places a substantial component of executives' pay at risk based on Company performance as measured by its attainment, or non-attainment, of profit and other goals. In connection with the Company's return to profitability in three of four quarters in fiscal 1998, bonuses of $30,000, $35,000 and $15,000, respectively, were paid to Mr. Verdery, Mr. Dunseith, and Mr. Sinclair.

   3. Periodically, the Compensation Committee grants stock options to executive officers and other key employees. Such awards are designed to encourage executives to have an equity ownership in the Company and to incentivize such recipients to attain mid- and longer-term increases in shareholder value. Options to purchase 137,500 shares were granted in fiscal 1998 to a number of key employees, of which Mr. Dunseith was granted an option to purchase 35,000 shares and Mr. Sinclair was granted an option to purchase 25,000 shares.

   BASIS OF CHIEF EXECUTIVE OFFICER COMPENSATION

   For the year ended March 31, 1998, Mr. Verdery received total cash compensation of $249,558. Mr. Verdery is a participant in the Company's Stock Option Plan. As with all management and salaried employees, Mr. Verdery's compensation was derived from the Company's job rating system, analysis of competitive practices, consultants' recommendations, his individual performance and the Company's performance.

                             COMPENSATION COMMITTEE

                               Samuel T. Woodside
                                    Chairman

             Richard E. Hug                              Barry Koh
             Russell R. Jones                            F. Bradford Smith

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During fiscal 1998, Mr. Hug served on the Board's Compensation Committee. The Company leases office space in its headquarters building to a corporation of which Mr. Hug is a director and shareholder. During the fiscal year ended March 31, 1998, lease payments payable to the Company under the agreement of lease were $130,570. Management believes that the lease is on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   See the transaction described under the caption "Compensation Committee Interlocks and Insider Participation" on this page and the restrictive stock agreement described under the caption "Security Ownership" on page 4.

                                     ITEM 2
                       APPROVAL OF 1998 STOCK OPTION PLAN

THE PROPOSED PLAN

   The Board of Directors has adopted, subject to the approval of the shareholders, the Environmental Elements Corporation 1998 Stock Option Plan, set forth as Appendix A to these Proxy Materials. The Plan reserves for issuance 300,000 shares of Common Stock of the Company for grant to officers, employees, and outside directors.

   In the judgment of the Board of Directors, it is in the best interests of the Company and its stockholders to make available a number of shares for the grant of options to provide incentives to officers, employees, and outside directors to increase their efforts on behalf of the company and to provide flexibility with respect to the manner in which services rendered to the Company may be compensated. It is with such individuals that the Company's success depends. By providing such individuals with an equity interest in the Company, these individuals are provided with additional incentives to work to maximize stockholder value over the long term. In permitting the grant of stock options to directors as well as employees, the Company is also afforded flexibility in determining the manner in which such individuals may be compensated, other than on a cash basis, for services rendered to the Company. The Board of Directors also believes that through the adoption of the Plan the Company will be better able to compete for the services of personnel needed for the growth and success of the Company.

DESCRIPTION OF PLAN
   ADMINISTRATION

   The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. Subject to the limitations set forth in the Plan, the Committee has the authority to determine, among other things: (i) to which eligible persons options will be granted, (ii) the type or types of grants to be made, (iii) the number of shares subject to each grant, and (iv) the terms and conditions of the options. Subject to the express provisions of the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations relating thereto.

   The Committee has to date granted no options under the Plan and does not currently anticipate making any such grants prior to the 1998 Annual Meeting.

   ELIGIBILITY

   The Committee will have discretion to grant options under the Plan to (i) employees (including officers and directors) of the Company and of any subsidiary of the Company, as designated from time to time by the Committee and
(ii) any outside directors of the Company, as designated from time to time by the Committee. Subject to the restrictions set forth in the Plan, an eligible person may receive successive grants of options. The maximum number of shares of Common Stock for which options may be granted to any eligible person under the Plan is 100,000 per year.

   OPTIONS

   The Plan provides for the grant of incentive stock options ("ISOs"), intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options which do not so qualify. For both ISOs and nonstatutory options granted under the Plan, the exercise price per share (the "Option Price") must be at least equal to 100% of the Fair Market Value (as defined below) of a share of Common Stock on the date of grant (but not less than the par value per share). The Option Price of ISOs to any participant owning more than 10% of the Company's outstanding voting stock on the date of grant must be at least equal to 110% of the Fair Market Value on such date.

   FAIR MARKET VALUE. Under the Plan, Fair Market Value is determined by the Committee and is generally the mean between the high and low sale prices of a share of Common Stock as reported on the national securities exchange on which the Common Stock is listed on the day prior to date of grant. If no sale of the shares of Common Stock is reported for such trading day, the Fair Market Value shall be the mean between the high and low sale prices on the next preceding day on which any sale shall have been reported. If the shares are not listed on an established national or regional stock exchange, are not admitted to quotation on the NASDAQ National Market, or are not publicly traded on an established securities market, then Fair Market Value shall be determined by the Committee in good faith. On June 5, 1998, the mean between the high and low sale prices of a share of the Company's Common Stock on the New York Stock Exchange was $3.81 per share.

   VESTING. Each option under the Plan will generally be vested twenty percent at the date of grant and will vest over a four-year period from the date of grant at the rate of twenty percent per year, but in any case, no options may be exercised prior to the date the Plan is approved by the shareholders. Options are subject to acceleration of vesting at the discretion of the Committee. Subject to certain limitations, Options expire upon the earlier of (i) the expiration date of the Options (but in no event beyond the tenth anniversary of the date of grant), or (ii) three months after termination of any optionee's employment with the Company, or termination of an optionee's service relationship with the Company (other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code)). On the date of an optionee's death or "permanent and total disability," all vested but unexercised options held by the optionee must be exercised before the earlier of (i) the specified expiration date of the options or (ii) the first anniversary of the optionee's death or "permanent and total disability." The Committee may extend the period during which an option may be exercised (but not later than the date the option would otherwise expire).

   EXERCISE OF OPTIONS. Unless otherwise determined by the Committee in its discretion, the Option Price must be paid in full at the time of exercise in (i) cash or cash equivalents; (ii) through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Committee may in its discretion permit "cashless exercises" of an option through a securities broker acceptable to the Company.

   TRANSFERABILITY. Options granted under the Plan will be exercisable only by the optionee or his or her permitted transferees during the optionee's lifetime. Options will be transferable by the optionee only as provided in the agreement evidencing the grant or as may be provided by will or the laws of descent and distribution.

   WITHHOLDING. The Plan provides for withholding from any amount otherwise owed to the optionee (and for prompt reimbursement for payments in excess of amounts otherwise owed) in order to withhold federal, state or local taxes arising out of the exercise of options under the Plan.

   AMENDMENT AND TERMINATION

   The Board of Directors may amend or terminate the Plan at any time subject to shareholder approval to the extent necessary to comply with requirements of law and regulations. No amendment, suspension or termination of the Plan may, without the optionee's consent, alter or impair any of the rights or obligations under any then outstanding Options. The Plan terminates June 2, 2008.

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   NONSTATUTORY STOCK OPTIONS. The grant of nonstatutory stock options under the Plan will not result in any taxable income to an optionee. Upon exercise, however, the amount by which the fair market value of the shares of Common Stock purchased exceeds the Option Price will be treated as ordinary income to the optionee and will be deductible by the Company.

   If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for nonstatutory stock options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an ISO) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received, and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate Option Price and the aggregate Fair Market Value of the shares received pursuant to the exercise of the option will be taxed as ordinary income.

   ISOs. An optionee will not be deemed to have received taxable income upon the grant or exercise of any ISO (except that the alternative minimum tax may apply). Generally, neither gain nor loss will be recognized by the Company upon the grant or exercise of an ISO. Any gain realized by an optionee upon a disposition of shares received pursuant to the exercise of an ISO will be taxed as long-term capital gain, so long as the optionee holds the shares for at least two years after the date of grant and for at least one year after the date of exercise. If Common Stock acquired upon the exercise of an ISO is disposed of prior to satisfaction of the holding period mentioned in the preceding sentence, generally, the optionee will be deemed to have realized as ordinary income (and the Company will be allowed to deduct) the excess of the market value at the date of exercise over the Option Price. If an optionee pays the Option Price upon exercise of an ISO by delivering shares of Common Stock, the exchange of shares generally will be treated as a nontaxable transaction (provided that the shares delivered in payment are not shares acquired upon exercise of an ISO which have not satisfied the holding period requirements discussed above.)

   Accordingly, on June 3, 1998, the Board of Directors unanimously adopted a resolution, subject to the approval of the shareholders, adopting the 1998 Environmental Elements Corporation Stock Option Plan and reserving for issuance under the plan 300,000 shares of Common Stock of the Company. The affirmative vote of a majority of the votes cast is required to approve the adoption of the Plan. In the absence of instructions to the contrary, the shares represented by properly executed proxies will be voted in favor of the proposal. The Board recommends a vote "FOR" the adoption of the proposed plan.

                                     ITEM 3
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP has served as the Company's independent public accountants since the 1983 fiscal year. The Board of Directors has selected Arthur Andersen LLP to serve as the independent public accountants of the Company for the fiscal year ending March 31, 1999. This selection will be submitted for ratification at the Annual Meeting. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the absence of instruction to the contrary, the shares represented by properly executed proxies will be voted in favor of the selection of Arthur Andersen LLP to serve as independent public accountants.

                                  ANNUAL REPORT

   THE ANNUAL REPORT TO STOCKHOLDERS (INCLUDING FINANCIAL STATEMENTS) FOR THE FISCAL YEAR ENDED MARCH 31, 1998, TOGETHER WITH A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT EXCLUSIVE OF EXHIBITS, IS AVAILABLE TO ALL STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST TO THE OFFICE OF THE SECRETARY. THE COMPANY ADDITIONALLY UNDERTAKES TO PROVIDE STOCKHOLDERS WITH COPIES OF EXHIBITS, AT STOCKHOLDER'S EXPENSE, UPON WRITTEN REQUEST.

                                  OTHER MATTERS

   Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who hold more than ten percent of the Common Stock of the Company to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon review of the copies of such reports, all Section 16(a) filings required of its executive officers, directors and greater than ten percent shareholders for the fiscal years ended March 31, 1998 were made on a timely basis.

   The Company's By-Laws provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. In order for a stockholder to propose director nominations or other business for consideration at the 1999 Annual Meeting, the stockholder must deliver notice to the Secretary between May 2, 1999 and June 1, 1999. All stockholder proposals intended to be presented at the 1999 Annual Meeting must otherwise comply with the rules of the Securities and Exchange Commission for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder desiring a copy of the Company's By-Laws will be furnished one without charge upon written request to the Secretary.

   Under regulations of the Securities and Exchange Commission, stockholder proposals must be received in writing by the Company on or before February 23, 1999 in order to be considered for inclusion in the proxy material for the 1999 Annual Meeting.

                                            By Order of the Board of Directors,




                                            John C. Nichols, Secretary

Baltimore, Maryland
June 24, 1998

                       ENVIRONMENTAL ELEMENTS CORPORATION
                             1998 STOCK OPTION PLAN

                                   APPENDIX A

   1.    Purpose

   This plan, which shall be known as the Environmental Elements Corporation 1998 Stock Option Plan (the "Plan"), is intended to promote the interests of Environmental Elements Corporation (the "Company") and its shareholders by encouraging officers, employees, and outside directors of the Company and its subsidiaries to acquire equity interests or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the adoption of the Plan the Company and its subsidiaries will be better able to compete for the services of personnel needed for the continued growth and success of the Company.

   2.    Shares Subject to the Plan

   Subject to adjustment as provided in Section 9 hereof, the aggregate number of shares of the Common Stock, par value $.01 per share, of the Company ("Shares") reserved for issuance upon exercise of options under the Plan shall not exceed 300,000 Shares. In the event the number of Shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of Shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan.

   3.    Effective Date

   The Plan was adopted on June 3, 1998, which, subject to approval by the stockholders of the Company at the 1998 Annual Meeting of Stockholders, or any adjournment or postponement thereof, is the effective date ("Effective Date") of the Plan.

   4.    Administration

   (a) Committee. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company.

   (b) Authority. Subject to the provisions of the Plan, the Committee shall interpret the Plan and the options granted under the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option, in the manner and to the extent the Committee deems desirable to carry the Plan or option into effect. The Committee, in its absolute discretion and without shareholder consent, may grant to holders of outstanding options, in exchange for the surrender and cancellation of such options, new options having option prices lower (or higher) than the option price provided in the options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

   (c) Procedure. All determinations of the Committee shall be made by not less than a majority of its members present at a meeting at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Committee and filed with the minutes of proceedings of the Committee. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement for their service as members of the Committee to the same extent as for service as directors of the Company.

   5.    Granting of Options.

   (a) Grant of Options and Selection of Optionees. The Committee shall have authority, within ten years of the Effective Date of the Plan, to grant to such officers, employees, and outside directors of the Company and its present and future subsidiaries as may be selected by it ("Optionees"), options to purchase authorized but unissued Shares. The Committee shall also have the authority (i) to determine the number of Shares to be subject to a grant, (ii) to establish the terms and conditions of each grant (including, but not limited to, the exercise price of any option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, or forfeiture of an option, and any terms or conditions that may be necessary to qualify options as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 ("Code")), (iii) to prescribe the form of each option agreement evidencing a grant, and (iv) to amend, modify, or supplement the terms of any outstanding option. Appropriate officers of the Company are hereby authorized to execute and deliver option agreements in the name of the Company, in the form and as directed from time to time by the Committee.

   (b) Time of Granting Option. Nothing contained in the Plan or any resolutions adopted or to be adopted by the Board of Directors or the stockholders of the Company shall constitute the granting of any option hereunder. Options shall be granted hereunder only by action of or pursuant to the authority of the Committee; provided, however, that no participant shall have any rights with respect to such grant unless and until he or she shall have executed and delivered an option agreement in form and substance satisfactory to the Committee.

   (c) Limitation on Grants. No person eligible for a grant under Section 5(a) hereof may be awarded options in any calendar year exercisable for greater than 100,000 Shares (subject to adjustment as provided in Section 9 hereof).

   (d) Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

   6.    Option Price.

   (a) Minimum Option Price. The option price per share of the Common Stock underlying each option shall be fixed by the Committee, but shall not be less than 100% of the fair market value of such shares on the date the option is granted. Such fair market value shall be determined by the Committee, which may use any reasonable method of valuation, including: (i) the mean between the high and low prices of the Common Stock on the principal exchange on which it is then trading, if any, on the day previous to the grant date (or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred); (ii) if the Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the mean between the high and low sales prices (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the representative high bid and low asked prices (in all other cases) for the Common Stock on the day previous to the grant date as reported by NASDAQ or such successor quotation system (or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred); or (iii) if the Common Stock is not publicly traded on an exchange or is not quoted on NASDAQ or a successor quotation system, the fair market value determined by taking into account all relevant facts and circumstances, which may include the advice of an independent appraiser.

   (b) Ten Percent Shareholders. No incentive stock option shall be granted to any person who, at the time the option is granted, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company, unless the option price is at least 110% of the fair market value of the Shares subject to the option.

   7.    Terms and Conditions of Options

   Options granted under the Plan shall be in such form as the Committee may from time to time approve, subject to the following terms and conditions, and may contain such additional terms and conditions (which terms and conditions need not be the same in each case), not inconsistent with the Plan, as the Committee shall deem desirable:

   (a) Option Period and Conditions and Limitations on Exercise. No option shall be exercisable with respect to any of the Shares subject to the option later than ten years from the date of grant. Notwithstanding the foregoing, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time an incentive stock option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company, such incentive stock option shall not be exercisable with respect to any of the Shares subject thereto later than five years after the date of grant. The date on which an option ultimately becomes unexercisable under the previous two sentences is hereinafter referred to as the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each option shall be exercisable at such time or times and subject to such conditions as are set forth in the option agreement.

   (b) Termination of Employment. If an Optionee's employment or Directorship is terminated for any reason whatsoever (including his death), the right to exercise said option shall terminate:

         (1) At the close of business on the day preceding the date of termination of the Optionee's employment or Directorship, if termination occurs within the one year following the date of grant; or

         (2) At the close of business on the day preceding the date of termination of the Optionee's employment or Directorship, if termination occurs for cause, as hereinafter defined; or

         (3) At the expiration of a period of one year after the Optionee's death, if the Optionee's employment or Directorship is terminated by reason of death of the Optionee or if the Optionee had a right to exercise an option on the date of death pursuant to Section 7(b)(1) or (5); and prior to such date such option may be exercised by the estate or by the person or persons who acquire the right to exercise such option by bequest or inheritance with respect to any or all of the shares remaining subject to such option at the time of the Optionee's death; or

         (4) At the expiration of a period of one year after the Optionee ceases to receive wages through the Company's or a subsidiary's payroll because of disability, as determined in accordance with applicable Company personnel policies (the determination of the Committee on any question involving disability shall be conclusive and binding on all parties); or

         (5) At the expiration of three months after the Optionee's employment or Directorship is terminated, if the Optionee's employment or Directorship is terminated for any other reason than death, disability or for cause.

   Noncompetition. The right of the Optionee to exercise an option during the period specified in the option agreement shall be subject to the condition that during such period the Optionee shall not render services for any organization engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interests of the Company or any of its subsidiaries.

   (c) Cause. For purposes of the Plan, the term "cause" shall mean (i) any gross or habitual neglect of duty or misconduct of an Optionee in discharging any of his duties and responsibilities as an employee of the Company or any of its subsidiaries, (ii) fraud, theft or embezzlement committed against the Company or any subsidiary or customer of the Company, or (iii) an Optionee's conviction of a felony or any other crime involving moral turpitude.

   (d) General. The Committee, in its sole discretion, may amend any particular option agreement to provide that the right to exercise such option shall continue for a period, which shall be specified by the Committee, after termination of the Optionee's employment and no later than the Option Expiration Date. An option exercised after cessation of employment by an Optionee for any reason may, subject to adjustment as provided in Section 9, be exercised only with respect to the number of Shares which the Optionee could have acquired under the option immediately prior to the cessation of such employment. In no event may an option be exercised after its Option Expiration Date. Subject to the limitations set forth in Section 422 of the Code applicable to incentive stock options, the Committee may adopt, amend or rescind from time to time such provisions as it deems appropriate with respect to the effect of leaves of absence approved by any duly authorized officer of the Company or any subsidiary with respect to any Optionee.

   (e) Acceleration of Exercise. The Committee may, in its discretion, in the case of any option previously granted under the Plan which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. Any action taken or determination made by the Committee pursuant to this Section 7(e) shall be conclusive on all parties.

   (f) Transferability. Except as provided in this section, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an option. Except as provided in this section, no option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution. If authorized in the applicable option agreement, an Optionee may transfer all or part of an option that is not an incentive stock option to (i) any immediate family member, (ii) a trust or trusts for the exclusive benefit of any immediate family member, or (iii) a partnership in which immediate family members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options are prohibited except those in accordance with this section or by will or the laws of descent and distribution. Following transfer, any such option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Optionee" shall be deemed to refer the transferee where relevant. The events of termination of employment or other service relationship shall continue to be applied with respect to the original Optionee, following which the option shall be exercisable by the transferee only to the extent, and for the periods specified in the option agreement. "Immediate family members" means the spouse, children and grandchildren of the Optionee.

   (g) Legal Limitations. Notwithstanding any provision of the Plan or the terms of any option issued pursuant to the Plan, the Company shall not be required to issue any Shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange.

   8.    Exercise and Payment.

   (a) Exercise. In order to exercise an option under the Plan, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of full Shares with respect to which such option is to be exercised accompanied by payment in full for the Shares being purchased plus, in the case of a nonqualified option, any required withholding tax to the extent that payment of such withholding tax is not satisfied in the manner prescribed in
Section 8(f) hereof. No fractional Shares will be issued. The payment of the option exercise price shall either be (i) in cash, (ii) through delivery to the Company of Shares evidenced by negotiable certificates registered in the sole name of the Optionee or in the names of the Optionee and spouse, or (iii) by any combination of cash and Shares. The Committee may provide, by inclusion of appropriate language in an option agreement, that payment in full of the option price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the Shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the Shares purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the option. To the extent that the withholding tax is not paid in the manner prescribed in Section 8(f) hereof, the withholding tax shall be paid in cash or through a payroll deduction no later than the next payroll cycle.

   (b) Payment in Shares; Right of Committee to Refuse Payment in Shares. The value of Shares delivered for payment of the option price shall be based on the fair market value of the Shares at the time the option is exercised. Such fair market value shall be determined by the Committee, which may use any reasonable method of valuation, including the method prescribed by Section 6(a) hereof. If certificates representing Shares are used to pay all or part of the exercise price of an option, separate certificates shall be delivered by the Company representing the same number of Shares as each certificate so used and an additional certificate or certificates shall be delivered representing the additional Shares to which the option holder is entitled as a result of exercise of the option. Notwithstanding the foregoing provisions of Section 8(a) and (b), the Committee, in its sole discretion, may refuse to accept Shares in payment of the option price of the Shares with respect to which such option is to be exercised. In such event, any certificates representing Shares which were actually received by the Company with the written notice of exercise shall be returned to the person exercising such option, together with notice by the Company of its refusal to accept such Shares, and the Optionee shall be deemed to have withdrawn the option exercise and shall continue to have the right to exercise the option in accordance with the terms of the option agreement.

   (c) Merger, Consolidation or Tender Offer. Notwithstanding any other provision of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, in its sole discretion, with respect to options held by Optionees in the event of a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and no Shares are converted into or exchanged for securities, cash or any other thing of value), a sale or transfer of all or substantially all of the assets of the Company to another corporation or to any other person or entity, or a tender or exchange offer for voting stock of the Company made by any corporation, person or entity (other than an offer made by the Company). Such action by the Committee may include (but shall not be limited to) the following:

         (i) accelerating the exercisability of any option to permit its exercise in full during such period as the Committee, in its sole discretion, shall prescribe following the public announcement of such a proposed merger, consolidation, sale or transfer of assets, or tender or exchange offer;

         (ii) permitting any Optionee at any time during such period as the Committee, in its sole discretion, shall prescribe in connection with such a merger, consolidation, sale or transfer of assets, or tender or exchange offer, to surrender any option (or any portion thereof) to the Company for cancellation in return for a cash payment to the Optionee as determined by the Committee in its sole discretion; or

         (iii) requiring any Optionee, at any time in connection with such a merger, consolidation, or sale or transfer of assets to surrender any option (or any portion thereof) to the Company (a) in return for a cash payment to the Optionee in accordance with Subsection (ii) above or (b) in return for a substitute option which is issued by the corporation surviving such merger or consolidation or the corporation which acquired such assets (or by an affiliate of such corporation) and which the Committee, in its sole discretion, determines to have a value to the Optionee substantially equivalent to the value to the Optionee of the option (or portion thereof).

   (d) No Rights as Stockholder. The person or persons entitled to exercise, or who have exercised, an option shall not be entitled to any rights as a stockholder of the Company with respect to any Shares subject to the option until such person or persons shall have become the holder of record of such Shares.

   (e) No Right to Continued Employment. An option granted under this Plan shall not confer upon the Optionee any right to remain in the employment of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time.

   (f) Withholding. The Company shall have the right to withhold from any payments of cash or issuance of Shares by the Company under this Plan, or to collect as a condition of such payment or issuance, any taxes required by law to be withheld. At any time when an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an option exercise, the Optionee may, subject to such rules or procedures as may be adopted by the Committee, satisfy such requirement in whole or in part by electing (the "Election") either to deliver to the Company certificates representing Shares having a value equal to the amount required to be withheld, or to have the Company withhold from the issuance which would otherwise be made to the Optionee a number of Shares having a value equal to the amount required to be withheld. Such value shall be determined by the Committee, which may use any reasonable method of valuation, including the method prescribed by Section 6(a) hereof. The Committee may disapprove any Election, suspend or terminate the right of Optionees to make Elections, or provide with respect to the grant of any option that the right to make Elections shall not apply to that option. Any Election shall be irrevocable and shall be deemed to have been made when a completed form of election is hand delivered to the Secretary of the Company or if mailed, on the day such form is postmarked.

   9.    Adjustment of Shares.

   In the event that any time after the Effective Date, the outstanding Shares are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of Shares subject to outstanding options, or portions thereof then unexercised, and the number of Shares subject to the Plan to the end that after such event the Shares subject to the Plan and the Optionee's right to a proportionate interest in the Company shall be maintained as before the occurrence of such event. Such adjustment in an outstanding option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off share quantities or prices) and with any necessary corresponding adjustment in option price per Share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, and all other interested persons.

   10.   Amendments and Termination.

   The Board of Directors of the Company may at any time terminate, suspend or amend the Plan in such respects as it shall deem advisable, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board of Directors action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board of Directors may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval. No termination, suspension or amendment of the Plan may, without the consent of the employee to whom any option shall theretofore have been granted, adversely affect the rights of such employee under any such option then outstanding.

   11.   Unfunded Plan.

   The Plan shall be unfunded. The Company shall not be required to segregate any cash or any Shares which may at any time be represented by options granted hereunder. Neither the Company, its Board of Directors nor the Committee shall be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Company to any Optionee with respect to an option granted hereunder shall be based solely upon contractual obligations created by this Plan and the option agreement, and the rights of any Optionee shall be limited to those of a general creditor of the Company.

   12.   Governing Law.

   The Plan shall be governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

                             ENVIRONMENTAL
                             ELEMENTS
                             C O R P O R A T I O N


        3700 KOPPERS STREET o BALTIMORE, MARYLAND 21227 o (410) 368-7000

ENVIRONMENTAL
ELEMENTS                               PROXY                 3700 Koppers Street
C O R P O R A T I O N     ANNUAL MEETING o JULY 31, 1998     Baltimore, MD 21227

      The undersigned hereby appoints E. H. Verdery and S. Michael Dunseith, and each of them, as Proxies with the power to appoint his substitute, to represent and to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Elements Corporation, to be held on Friday, July 31, 1998, at 9:00 a.m., and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3 BELOW

1. Proposal to elect Richard E. Hug as Director for a three-year term ending in 2001.

         FOR ____             AGAINST ____               ABSTAIN ____

2. Proposal to ratify the Environmental Elements Corporation 1998 Stock Option Plan and to reserve shares for issuance under the Plan.

         FOR ____             AGAINST ____               ABSTAIN ____

3. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999.

         FOR ____             AGAINST ____               ABSTAIN ____



                                               PLEASE SIGN ON THE REVERSE SIDE

      This Proxy When Properly Executed Will Be Voted in the Manner Specified Herein By the Undersigned Stockholder. Unless Otherwise Specified, the Shares Will Be Voted for Proposals 1, 2, and 3. In Their Discretion, the Proxies Are Authorized to Vote Upon Such Other Business That May Properly Come Before the Meeting.

      This Proxy Is Solicited on Behalf of the Board of Directors. It May Be Revoked Prior to Its Exercise.


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN    DATE   ______________________
THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
                                               _____________________________

                                               _____________________________

                                               SIGNATURE OF STOCKHOLDER(S)

                                               NOTE: Signature should agree with
                                                 name on stock certificate as
                                                 printed hereon.  Executors,
                                                 administrators, trustees and
                                                 other fiduciaries should so
                                                 indicate when signing. When
                                                 shares are jointly owned, both
                                                 owners should sign.

               I PLAN TO ATTEND THE ANNUAL MEETING.         ____ YES     ____ NO